UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


    Krupp Cash Plus-V Limited Partnership


          Massachusetts            0-18498
          04-3021560
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Spring Valley
        Marketplace

        On December 2, 1997, Berkshire Realty
        Enterprise Limited Partnership, an
        affiliate of the General Partner, as
        agent for Krupp Cash Plus-V Limited
        Partnership (the "Partnership") and
        its Joint Venture Partner, Berkshire
        Realty Company Inc., (collectively
        referred to herein as the "Joint
        Venture Partners") entered into an
        Agreement of Sale to sell the Joint
        Venture"s property, Spring Valley
        Marketplace, a shopping center
        containing 320,684 leasable square
        feet located in Spring Valley, New
        York, to Kejack, Inc. and its
        permitted assigns,  which are
        unaffiliated third parties.  The
        property was included in a package
        with thirteen other properties owned
        by affiliates of the General Partner.
        The total selling price of the
        fourteen properties was $138,000,000,
        of which the Joint Venture Partners
        received $29,571,700, less their
        share of the closing costs.  The
        transaction was consummated on
        January 30, 1998.

The sale is considered a Terminating Capital
Transaction as defined   by the Partnership
Agreement. Accordingly, the General Partner expects to liquidate and distribute the remaining assets of the Partnership in 1998.










































Item 7. Financial Statements, Proforma Financial Statements and
Exhibits

     (a)  Financial Statements of Business Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information

        On January 30, 1998, Krupp Cash Plus-V Limited Partnership (the "Partnership") and it Joint Venture Partner, Berkshire Realty Company Inc., (collectively referred to herein as the "Joint Venture Partners") sold their property to Kejack, Inc. and its permitted assigns, which are unaffiliated third parties. The property was included in a package with thirteen other properties owned by affiliates of the General Partner. The total selling price of the fourteen properties was $138,000,000, of which the Joint Venture Partners received $29,571,700, less their share of the closing costs.

        The Partnership has presented in this Form 8-K, a Pro Forma Balance Sheet at September 30, 1997 and Pro Forma Statement of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996. See Note 1 to the Pro Forma Financial Statements for further discussion of this matter.










































                KRUPP CASH PLUS-V LIMITED PARTNERSHIP

                       PRO FORMA BALANCE SHEET
September 30, 1997

(unaudited)


                              ASSETS

       Actual at        Pro    ProForma
      September 30,     Forma  September 30,                 1997
       Adjustments                 1997
         (Note 1)                 (Note 1)                (Note 1)

Real estate assets:
  Investment in Joint Venture $ 21,852,808 $ (21,852,808)$        -
  Mortgage-backed securities ("MBS"),
     net of accumulated amortization  600,199              600,199

Total real estate assets  22,453,007 (21,852,808)       600,199

Cash and cash equivalents  1,109,368               -        1,109,368
Other assets       17,409              -                       17,409

Total assets$  23,579,784      $ (21,852,808)           $   1,726,976


                 LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Accrued expenses $  15,942   $       -                $      15,942

Partners' equity    23,563,842  (21,852,808)                1,711,034

Total liabilities and
Partners' equity$  23,579,784  $(21,852,808)            $   1,726,976


























                     See accompanying note to
               pro forma financial statements.
               KRUPP CASH PLUS-V LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 1997

(unaudited)

                          As Reported
                          for the Nine              Pro Forma for the
                          Months Ended                   ProNine
       Months Ended       September 30,                 Forma
      September 30,           1997                   Adjustments
          1997
         (Note 1)           (Note 1)                    (Note 1)


Revenue:
 Partnership's share of
 Joint Venture net income $  479,081  $(479,081)    $      -
 Interest income - MBS       43,163      43,163
 Interest income - other     53,627             -             53,627

   Total revenue            575,871      (479,081)            96,790

Expenses:
 General and administrative 123,633             -            123,633
 Asset management fees      106,566         (104,234)      2,332
 Amortization of acquisition
    costs                    78,439          (78,439)            -


   Total expenses          308,638        (182,673)          125,965

Net income (loss)        $ 267,233    $  (296,408)  $     (29,175)






























                     See accompanying note to
               pro forma financial statements.
              KRUPP CASH PLUS-V LIMITED PARTNERSHIP

                 PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

(unaudited)

                       As Reported for               Pro Forma for
                       the Year Ended   Pro Forma    the Year Ended
                      December 31, 1996              Adjustments
December 31, 1996
    (Note 1)             (Note 1)         (Note 1)
Revenue:
 Partnership's share of
   Joint Venture net
   income             $    910,834    $     (910,834)$           -
 Interest income - MBS      72,801              -             72,801
 Interest income - other   96,793               -             96,793

   Total revenue        1,080,428           (910,834)     169,594

Expenses:
 General and
   administrative       134,399                 -            134,399
 Asset management fees  143,178                 -            143,178
 Amortization of
    acquisition costs   104,586                 -            104,586

   Total expenses       382,163                 -            382,163

Net income (loss)     $ 698,265       $ (910,834)   $       (212,569)


























                     See accompanying note to
                  pro forma financial statements.

               KRUPP CASH PLUS-V LIMITED PARTNERSHIP

              NOTE TO PRO FORMA FINANCIAL STATEMENTS



(1)Basis of Presentation

The Pro Forma Balance Sheet at September 30,
1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended September 30, 1997. The
Pro Forma adjustment represents an adjustment to the Partnership's investment in Spring
Valley Marketplace Joint Venture (the "Joint
Venture") to show the effect of the sale.  The
Pro Forma Balance Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

The Pro Forma Statement of Operations for the nine months ended September 30, 1997 is based on the historical Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 1997. The
Pro Forma Statement of Operations for the year ended December 31, 1996 is based on the historical Statement of Operations for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent the
Partnership's share of Spring Valley
Marketplace's net income for the respective period presented. The Pro Forma Statements of
Operations for the nine months ended September
30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if the Joint Venture Partners had sold Spring Valley Marketplace prior to January 1, 1996. The Pro Forma Statements of
Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.

(c)   Exhibits

   1. Agreement of Sale dated December 2, 1997 between Berkshire
      Realty Enterprise Limited Partnership, agent for Krupp Cash
      Plus-V Limited Partnership, and Kejack, Inc. and its permitted assigns [Exhibit 1 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-
18498)].*

   2. First Amendment to Agreement of Sale dated December 12, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-V Limited Partnership, and Kejack, Inc. and its permitted assigns [Exhibit 2 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-18498)].*.

   3. Second Amendment to Agreement of Sale dated December 14,
1997 between Berkshire Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-V Limited Partnership, and Kejack, Inc. and its permitted assigns [Exhibit 3 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-18498)].*

   4. Side letter dated December 17, 1997 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership,
agent for Krupp Cash     Plus-V Limited Partnership [Exhibit 4 to
Registrant's Report on Form 8-K    dated February 2, 1998 (File No.
0-18498)].*

   5. Side letter dated January 6, 1998 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-V Limited Partnership [Exhibit 5 to Registrant's Report on Form 8-K dated February 2, 1998 (File No. 0-18498)].*

      * Incorporated by reference.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           Krupp Cash Plus-V Limited Partnership
                                       (Registrant)





                           BY:  /s/Wayne H. Zarozny
                                Wayne H. Zarozny
                                Treasurer and Chief Accounting
                                Officer of the Krupp Corporation,
                                an affiliate of the General
                                Partner.



DATE: March 31, 1998